SUPPLEMENT DATED MAY 1, 2012
TO
PROSPECTUS DATED APRIL 30, 2007

SURVIVORSHIP ADVANTAGE VARIABLE UNIVERSAL LIFE
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE POLICIES
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 23, 2012, and Monday, December 24, 2012, the sub-section entitled “Policy Transactions” on page 19 is amended to read as follows:

Surrenders, transfers, and loans requested by you and premium payments (except for “Proper Lockbox Payments” as defined in the “Premiums” section) made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 23, 2012, and Monday, December 24, 2012, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Premiums” section will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

As American National Insurance Company uses a bank to automatically process lockbox premium payments it is important that “Proper Lockbox Payments” be received.  Accordingly the sub-section entitled “Premiums” on page 27 is amended to read as follows:

You must pay the initial premium for the Policy to be in force.  The initial premium must be at least 1/12th of the first year Guaranteed Coverage Premium.  The initial premium and additional premium payments are payable at our processing center.  Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to "American National Insurance Company" or "ANICO."  If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas  78269.  If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-5431.  A "Proper Lockbox Payment" is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a policy that is not in a grace period, or for a policy that has not lapsed or been surrendered.  If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment,  the additional premium and any accompanying material will be forwarded to our processing center, which will cause a delay in the processing of the requested transaction for an in force policy.  If the additional premium is for a policy that is no longer in force, it will not be processed and will be returned to you.

As part of its business continuity planning, American National Insurance Company has established the American National Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269, to coordinate the processing of all service and transaction requests.

Accordingly, delete the following references to “Home Office” and replace with “American National  Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas  78269:

1.	Page 21, the first paragraph of the section entitled “Surrenders.”
2.	Page 25, the second paragraph of the section entitled “Refund Privilege.”
3.	Page 26, the sub-section entitled “Issuance of a Policy.”
4.	Page 27, the second paragraph of the sub-section entitled “Planned Periodic Premiums.”
5.	Page 27, the sub-section entitled “Allocation of Premiums.”